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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 3, 2003

                           UGOMEDIA INTERACTIVE CORP.

             (Exact name of Registrant as specified in its charter)

           Nevada                     000-31160                88-0470239
(State or Other Jurisdiction of    (Commission File Number) (IRS Employer
                 Incorporation)                              Identification No.)

                     1020 North Johnson, Bay City, MI 48708
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code:(877) 99SCIAX
        ----------------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)
          ------------------------------------------------------------

ITEM 4. CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 3, 2003, Malone & Bailey PLLC was dismissed as the Company's independent auditors. Malone & Bailey PLLC had served as the Company's independent auditors since July 16, 2002. The Company has retained the services of Rogoff & Co. as its independent auditors. The decision to change accountants had been approved by the Company's board of directors.

The report of Malone & Bailey PLLC on the Company's financial statements for the year ended December 31, 2002, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles; however, such report did contain an explanatory paragraph regarding the Company's ability to continue as a going concern. In connection with Malone & Bailey PLLC's audit for the year ended December 31, 2002, and through June 3, 2003, there have been no disagreements with Malone & Bailey PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Malone & Bailey PLLC, would have caused it to make reference thereto in its report on the Company's financial statements for such periods. In addition, Malone & Bailey PLLC did not advise the Company with regard to any of the following:


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1. That internal controls necessary to develop reliable financial statements did not exist; or

2. That information has come to the attention of Malone & Bailey PLLC, which made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or

3. That the scope of the audit should be expanded significantly, or information has come to their attention that they had concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, with any such issue not having been resolved to Malone & Bailey PLLC's satisfaction prior to its dismissal.

In connection with Malone & Bailey PLLC's audit for the year ended December 31, 2002, and through June 3, 2003, there have been no reportable events of the kind listed in Item 304 of Regulation S-K.

The Company has sent a copy of this Current Report to Malone & Bailey PLLC. Malone & Bailey PLLC have furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether Malone & Bailey PLLC agrees with the statements set forth in Item 4 of this Current Report and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)-(b) Financial Statements of Business Acquired and Pro Forma Financial Information. None.

(c) Exhibits.

16.1 Letter from Malone & Bailey PLLC addressed to the Securities and Exchange Commission




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           UGOMEDIA INTERACTIVE CORP.


                           /s/ Nitin Amersey
                           -----------------------------------
                           By: Nitin Amersey
                           Its: Chief Executive Officer

Date: June 3, 2003


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                                  EXHIBIT INDEX

16.1 Letter from Malone & Bailey PLLC addressed to the Securities and Exchange Commission




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